Vanguard® Mega Cap Growth Index Fund
Schedule of Investments (unaudited)
As of December 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.8%)
Basic Materials (0.4%)
	Ecolab Inc.	385,336	90,292
Consumer Discretionary (21.2%)
*	Amazon.com Inc.	8,464,186	1,856,958
*	Tesla Inc.	2,840,783	1,147,222
	Costco Wholesale Corp.	481,002	440,728
*	Netflix Inc.	467,358	416,566
	McDonald's Corp.	832,820	241,426
	Booking Holdings Inc.	39,555	196,526
	TJX Cos. Inc.	1,393,109	168,301
*	Uber Technologies Inc.	2,541,956	153,331
	Starbucks Corp.	1,472,214	134,339
*	Chipotle Mexican Grill Inc.	1,858,835	112,088
*	O'Reilly Automotive Inc.	83,418	98,917
	Marriott International Inc. Class A	334,354	93,265
*	Airbnb Inc. Class A	631,324	82,962
	Hilton Worldwide Holdings Inc.	247,097	61,072
*	AutoZone Inc.	18,028	57,726
	Ross Stores Inc.	373,863	56,554
			5,317,981
Consumer Staples (0.3%)
*	Monster Beverage Corp.	1,287,377	67,664
Financials (1.8%)
	S&P Global Inc.	383,393	190,941
	Moody's Corp.	219,984	104,134
	Blackstone Inc.	532,016	91,730
	Aon plc Class A (XNYS)	191,284	68,702
			455,507
Health Care (5.6%)
	Eli Lilly & Co.	906,242	699,619
*	Intuitive Surgical Inc.	419,003	218,703
*	Boston Scientific Corp.	1,843,266	164,640
*	Vertex Pharmaceuticals Inc.	329,108	132,532
	Zoetis Inc.	588,272	95,847
	Stryker Corp.	258,156	92,949
			1,404,290
Industrials (7.2%)
	Visa Inc. Class A	1,851,786	585,238
	Mastercard Inc. Class A	890,068	468,683
*	Boeing Co.	945,703	167,389
	Accenture plc Class A	405,172	142,536
	GE Vernova Inc.	374,869	123,306
	Sherwin-Williams Co.	315,883	107,378
	Automatic Data Processing Inc.	312,289	91,416
	Cintas Corp.	322,615	58,942
	Paychex Inc.	388,071	54,415
			1,799,303
Real Estate (0.9%)
	Equinix Inc.	130,205	122,769
	American Tower Corp.	633,324	116,158
			238,927
Technology (61.3%)
	Apple Inc.	14,277,474	3,575,365
	Microsoft Corp.	6,961,069	2,934,091
	NVIDIA Corp.	21,700,042	2,914,099
	Meta Platforms Inc. Class A	2,000,394	1,171,251
	Alphabet Inc. Class A	3,627,882	686,758

Vanguard® Mega Cap Growth Index Fund
		Shares	Market Value ($000)
	Broadcom Inc.	2,541,589	589,242
	Alphabet Inc. Class C	2,920,608	556,201
	Salesforce Inc.	1,008,732	337,249
*	ServiceNow Inc.	236,314	250,521
*	Adobe Inc.	512,707	227,991
*	Advanced Micro Devices Inc.	1,886,583	227,880
	Intuit Inc.	316,519	198,932
	Applied Materials Inc.	1,022,416	166,276
*	Palo Alto Networks Inc.	823,000	149,753
	Marvell Technology Inc.	1,167,292	128,927
	Lam Research Corp.	1,722,285	124,401
	Texas Instruments Inc.	627,930	117,743
	KLA Corp.	184,432	116,214
*	Cadence Design Systems Inc.	380,529	114,334
*	Palantir Technologies Inc. Class A	1,479,210	111,873
*	Crowdstrike Holdings Inc. Class A	323,506	110,691
*	Synopsys Inc.	217,462	105,547
*	AppLovin Corp. Class A	323,401	104,727
*	Autodesk Inc.	320,101	94,612
*	Workday Inc. Class A	330,901	85,382
*	Fortinet Inc.	631,742	59,687
*	Snowflake Inc. Class A	336,645	51,981
*,1	MicroStrategy Inc. Class A	176,494	51,116
			15,362,844
Telecommunications (1.1%)
*	Arista Networks Inc.	1,317,165	145,586
	T-Mobile US Inc.	605,987	133,760
			279,346
Total Common Stocks (Cost $16,788,627)			25,016,154
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[2,3]	Vanguard Market Liquidity Fund, 4.466% (Cost $52,714)	527,197	52,720
Total Investments (100.0%) (Cost $16,841,341)			25,068,874
Other Assets and Liabilities—Net (0.0%)			5,730
Net Assets (100%)			25,074,604
Cost is in $000.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $304,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $325,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini NASDAQ 100 Index	March 2025	131	55,613	(1,085)
E-mini S&P 500 Index	March 2025	10	2,968	(57)
				(1,142)
A.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.

Vanguard® Mega Cap Growth Index Fund
B.	Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2024, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.